Exhibit 99.1

GE Reopens Prior Debt Offerings for $3 Billion in Proceeds to Enhance and Extend Liquidity

BOSTON, Mass.—June 8, 2020—GE (NYSE:GE) announced today that, in response to a reverse inquiry from a long-term strategic investor, it reopened portions of its prior debt offerings for GE Company and GE Capital for $3.0 billion in total proceeds.

GE expects to use these proceeds to reduce shorter-duration debt, including repaying a portion of GE’s intercompany debt obligations to GE Capital and reducing GE Capital’s outstanding debt obligations. The combination of transactions is expected to be leverage neutral over time.

Today’s action builds on a series of recent leverage-neutral actions that have enhanced the Company’s near-term liquidity profile by extending $4.2 billion of Industrial maturities and $4.4 billion of Capital maturities to date. GE will continue to monitor its operations in the current environment and remains committed to achieving its leverage goals over time.

GE Company priced $1.5 billion aggregate principal amount of 4.350% Notes due 2050 in a public offering at a price to the public of 100.176% (the “GE notes”). The GE notes will form a single series with the 4.350% notes due 2050 that were issued on April 22, 2020.

GE Capital priced $1.5 billion aggregate principal amount of 4.400% Notes due 2030 in a private offering at an issue price of 105.074% (the “GE Capital notes”). The GE Capital notes will form a single series with the 4.400% notes due 2030 that were issued by GE Capital Funding, LLC, a finance subsidiary of GE Capital, on May 18, 2020. The GE Capital notes will be issued by GE Capital Funding, LLC and guaranteed by GE.

Upon closing of the offerings, both the GE notes and the GE Capital notes will rank pari passu with the outstanding existing and future senior unsecured debt of GE. Both offerings are expected to close on June 15, 2020, subject to satisfaction of customary closing conditions.

The GE notes will be offered and sold pursuant to the existing effective shelf registration statement filed with the Securities and Exchange Commission (“SEC”). The offering of GE notes will be made only by means of a prospectus supplement and the accompanying base prospectus, electronic copies of which are available on the SEC’s website, www.sec.gov.

The GE Capital notes will be offered and sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States in accordance with Regulation S under the Securities Act and applicable exemptions from registration, prospectus or like requirements under the laws and regulations of the relevant jurisdictions outside the United States. The GE Capital securities referenced herein and related guarantees have not been registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and the rules promulgated thereunder.

Exhibit 99.1

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities referenced herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Caution Concerning Forward-Looking Statements

This announcement contains “forward-looking statements”—that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the expected timing, size or other terms of the offers of securities described herein, our ability to complete the offers; the potential impacts of the COVID-19 pandemic on our business operations, financial results and financial position and on the world economy; our expected financial performance, including cash flows, revenues, organic growth, margins, earnings and earnings per share; macroeconomic and market conditions and volatility; planned and potential business or asset dispositions; our de-leveraging plans, including leverage ratios and targets, the timing and nature of actions to reduce indebtedness and our credit ratings and outlooks; GE’s and GE Capital’s funding and liquidity; our businesses’ cost structures and plans to reduce costs; restructuring, goodwill impairment or other financial charges; or tax rates.

For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on our operations and personnel, and on commercial activity and demand across our and our customers’ businesses, and on global supply chains; our inability to predict the extent to which the COVID-19 pandemic and related impacts will continue to adversely impact our business operations, financial performance, results of operations, financial position, the prices of our securities and the achievement of our strategic objectives; changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets (including our equity ownership position in Baker Hughes), oil and other commodity prices and exchange rates, and the impact of such changes and volatility on our financial position; our de-leveraging and capital allocation plans, including with respect to actions to reduce our indebtedness, the timing and amount of GE dividends, organic investments, and other priorities; further downgrades of our current short- and long-term credit ratings or ratings outlooks, or changes in rating application or methodology, and the related impact on our liquidity, funding profile, costs and competitive position; GE’s liquidity and the amount and timing of our GE Industrial cash flows and earnings, which may be impacted by customer, supplier, competitive, contractual and other dynamics and conditions; GE Capital’s capital and liquidity needs, including in connection with GE Capital’s run-off insurance operations and discontinued operations; the amount and timing of required capital contributions to the insurance operations and any strategic actions that we may pursue; the impact of conditions in the financial and credit markets on GE Capital’s ability to sell financial assets; the availability and cost of funding; and GE Capital’s exposure to particular counterparties and markets; our success in executing and

Exhibit 99.1

completing asset dispositions or other transactions, including our plan to exit our equity ownership position in Baker Hughes, the timing of closing for such transactions and the expected proceeds and benefits to GE; global economic trends, competition and geopolitical risks, including changes in the rates of investment or economic growth in key markets we serve, or an escalation of trade tensions such as those between the U.S. and China; market developments or customer actions that may affect levels of demand and the financial performance of the major industries and customers we serve, such as secular, cyclical and competitive pressures in our Power business, pricing and other pressures in the renewable energy market, levels of demand for air travel and other customer dynamics such as early aircraft retirements, conditions in key geographic markets and other shifts in the competitive landscape for our products and services; operational execution by our businesses, including our ability to improve the operations and execution of our Power and Renewable Energy businesses, and the performance of our Aviation business; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation related to climate change and the effects of U.S. tax reform and other tax law changes; our decisions about investments in new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of Alstom, SEC and other investigative and legal proceedings; the impact of actual or potential failures of our products or third-party products with which our products are integrated, such as the fleet grounding of the Boeing 737 MAX and the timing of its return to service and return to delivery, and related reputational effects; the impact of potential information technology, cybersecurity or data security breaches; and the other factors that are described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 24, 2020, and under Part II, Item 1A, of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on April 29, 2020, as such descriptions may be updated or amended in any future reports we file with the SEC.

About GE

GE (NYSE:GE) drives the world forward by tackling its biggest challenges. By combining world-class engineering with software and analytics, GE helps the world work more efficiently, reliably, and safely. For more than 125 years, GE has invented the future of industry, and today it leads new paradigms in additive manufacturing, materials science, and data analytics. GE people are global, diverse and dedicated, operating with the highest integrity and passion to fulfill GE’s mission and deliver for ourcustomers.

GE Investor Contact

Steve Winoker, 617.443.3400

winoker@ge.com

GE Media Contact

Mary Kate Mullaney, 202.304.6514

marykate.nevin@ge.com